SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 29, 1998

                Date of report (Date of earliest event reported)


                   WILSHIRE REAL ESTATE INVESTMENT TRUST INC.
             (Exact name of registrant as specified in its charter)



            MARYLAND                0-23911                 52-2081138
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        (State or other      Commission File Number      (I.R.S. Employer
        jurisdiction of                                  dentification
        incorporation)                                   Number)
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                    1776 SW MADISON STREET, PORTLAND, OR97205

               (Address of principal executive offices) (Zip Code)


                                 (503) 223-5600
               Registrant's telephone number, including area code


                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)



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ITEM 2.  SIGNIFICANT ACQUISITION.

     On September 29, 1998, Wilshire Real Estate Investment Trust Inc. ("WREI") purchased several pools of loans with an aggregate unpaid principal balance of approximately $380.9 million from Salomon Smith Barney Inc., which were then sold to Wilshire REIT Trust Series 1998-1 and securitized.

     This securitization, Asset Backed Floating Rate Notes Series 1998-11, is backed by $94,292,933 fixed rate and $286,561,031 adjustable rate residential mortgage loans.

     The $374.2 million of investment-grade, publicly offered securities, were tranched into four classes and were underwritten by Salomon Smith Barney, Inc. All of the publicly offered securities were rated by both Standard & Poor's Ratings Services and Duff & Phelps Credit Rating Company, except the M-3 which was rated by Duff & Phelps only.

Investment-Grade Securities:


                                   Approximate
--------------------------------------------------------------------------------

                       Initial Note           Note Interest
     Class       Rating      Balance        Rate       Final Maturity
--------------- --------------  ----------------------- ------------------------

      A         AAA/AAA    $309,824,000    Variable    Oct. 25, 2028
     M-1         AA/AA     26,280,000      Variable    Oct. 25, 2028
     M-2          A/A      16,186,000      Variable    Oct. 25, 2028
     M-3          BBB      21,899,000      Variable    Oct. 25, 2028
                           $374,189,000
                                =======================

     The mortgage pool consists of approximately 3,766 one-to-four- family fully amortizing mortgage loans secured by first liens. The adjustable rate mortgage loans are generally based on 6-month LIBOR and have a weighted average margin of 5.714%. The weighted average coupon on the mortgage loans is approximately 10.229%.

     The weighted average remaining term to stated maturity for the mortgage pool is approximately 29 years. The average principal balance of the mortgage loans is $101,129 with a weighted average LTV of 79.96%.

     This transaction will be accounted for as a financing. The above mentioned loans will be reported in the financial statements of WREI along with the related debt associated with the aforementioned bonds issued.



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     All of the statements contained in this release which are not identified as historical should be considered forward-looking. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of the company which are identified as forward-looking, the company notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. Such factors include but are not limited to, the real estate market, the availability of pools of loans at acceptable prices, the availability of financing for loan pool acquisitions, and interest rates and
overseas   expansion.   Accordingly,   there  can  be  no  assurance   that  the
forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. Readers of this release should consider these facts in evaluating the information contained herein. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by the company or any other person that the forward- looking statements contained in this release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(b) As of the date of this Form 8-K, the applicable pro forma financial information is not available, but will be filed by the Company on Form 8-K as soon as practicable.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     WILSHIRE REAL ESTATE
                                     INVESTMENT TRUST INC.



Date:  October 14, 1998              By:  /S/ CHRIS TASSOS
                                       ----------------------------
                                          Chris Tassos
                                          Executive Vice President and
                                          Chief Financial Officer


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